UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

GRIFFON CORPORATION

To Be Held On:

February 3, 2011

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to security holders are available at: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=03170.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before January 20, 2011.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=03170, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. The annual meeting will be held at the offices of Dechert LLP, 1095 Avenue of Americas, New York, NY 10036, on Thursday, February 3, 2011 at 10:00 a.m. You may obtain directions to the meeting by accessing the following website: http://www.dechert.com/offices/directions.jsp?id=8.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote FOR the election of directors.		The Board of Directors recommends a vote FOR the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.

1. ELECTION OF THE FOLLOWING NOMINEES:		2.	Approval of the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.

NOMINEES:	Bertrand M. Bell	The Board of Directors recommends that stockholders vote for future advisory votes on the compensation of our executive officers to occur every two years
	Rear Admiral Robert G. Harrison
	Ronald J. Kramer Martin S. Sussman	3.	Selection of voting frequency for future advisory votes on the compensation of our executive officers.
		The Board of Directors recommends a vote FOR the approval of the Griffon Corporation 2011 Equity Incentive Plan.

		4.	Approval of the Griffon Corporation 2011 Equity Incentive Plan.

		The Board of Directors recommends a vote FOR the approval of the Griffon Corporation 2011 Performance Bonus Plan.

		5.	Approval of the Griffon Corporation 2011 Performance Bonus Plan.

		The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP.

Please note that you cannot use this notice to vote by mail.		6.	Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2011.

		7.	Upon such other business as may properly come before the meeting or any adjournment thereof.